Exhibit 99(b)
                                                                     Page 1 of 5

                CULP, INC. FINANCIAL INFORMATION RELEASE
                 CONSOLIDATED STATEMENTS OF NET INCOME
       FOR THE THREE MONTHS ENDED JULY 29, 2007 AND JULY 30, 2006

           (Amounts in Thousands, Except for Per Share Data)

                                                 THREE MONTHS ENDED (UNAUDITED)
                                     -------------------------------------------------------

                                             Amounts                       Percent of Sales
                                     ------------------------             ------------------
                                      July 29,     July 30,     % Over    July 29,  July 30,
                                        2007       2006 (1)     (Under)     2007      2006
                                     -----------  -----------  ---------  --------  --------

Net sales                           $    65,230       62,585       4.2 %   100.0 %   100.0 %
Cost of sales                            56,174       54,525       3.0 %    86.1 %    87.1 %
                                     -----------  -----------  ---------  --------  --------
     Gross profit                         9,056        8,060      12.4 %    13.9 %    12.9 %

Selling, general and
  administrative expenses                 6,321        6,575      (3.9)%     9.7 %    10.5 %
Restructuring expense                       432          423       2.1 %     0.7 %     0.7 %
                                     -----------  -----------  --------   --------  --------
     Income from operations               2,303        1,062     116.9 %     3.5 %     1.7 %

Interest expense                            818          950     (13.9)%     1.3 %     1.5 %
Interest income                             (58)         (46)     26.1 %    (0.1)%    (0.1)%
Other expense                               232           29     700.0 %     0.4 %     0.0 %
                                     -----------  -----------  ---------  --------  --------
     Income before income taxes           1,311          129     916.3 %     2.0 %     0.2 %

Income taxes*                               460           (3)      N.M.     35.1 %    (2.3)%
                                     -----------  -----------  ---------  --------  --------
     Net income                     $       851          132     544.7 %     1.3 %     0.2 %
                                     ===========  ===========  =========  ========  ========

Net income per share-basic          $      0.07         0.01     600.0 %
Net income per share-diluted        $      0.07         0.01     600.0 %
Net income per share, diluted,
 excluding restructuring and
 related charges (see pro-forma
 statement on page 5)               $      0.12         0.09      33.3 %
Average shares outstanding-basic         12,583       11,672       7.8 %
Average shares outstanding-diluted       12,728       11,770       8.1 %

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

(1) Certain prior year amounts have been corrected to conform to current year presentation. A credit of $307,000 regarding sales proceeds received on equipment with no carrying value was reclassified from other expense to restructuring expense to conform to current year presentation.

                                                                     Page 2 of 5

                            CULP, INC. FINANCIAL INFORMATION RELEASE
                                  CONSOLIDATED BALANCE SHEETS
                        JULY 29, 2007, JULY 30, 2006 AND APRIL 29, 2007
                                           Unaudited
                                     (Amounts in Thousands)

                                                                    Increase
                                          Amounts                  (Decrease)
                                  -----------------------    ----------------------
                                   July 29,     July 30,                             * April 29,
                                     2007         2006        Dollars     Percent        2007
                                  -----------  -----------   ---------   ----------  ------------

Current assets
  Cash and cash equivalents       $    9,017        8,387         630        7.5 %        10,169
  Accounts receivable                 23,903       26,044      (2,141)      (8.2)%        29,290
  Inventories                         42,159       43,055        (896)      (2.1)%        40,630
  Deferred income taxes                5,376        7,120      (1,744)     (24.5)%         5,376
  Assets held for sale                 1,906        2,531        (625)     (24.7)%         2,499
  Other current assets                 1,649        2,789      (1,140)     (40.9)%         1,824
                                  -----------  -----------   ---------   ----------  ------------
        Total current assets          84,010       89,926      (5,916)      (6.6)%        89,788

Property, plant & equipment, net      36,901       42,835      (5,934)     (13.9)%        37,773
Goodwill                               4,114        4,114           -        0.0 %         4,114
Deferred income taxes                 26,220       21,513       4,707       21.9 %        25,683
Other assets                           2,831        1,542       1,289       83.6 %         2,588
                                  -----------  -----------   ---------   ----------  ------------

        Total assets              $  154,076      159,930      (5,854)      (3.7)%       159,946
                                  ===========  ===========   =========   ==========  ============



Current liabilities
  Current maturities of
   long-term debt                 $   13,849        7,739       6,110       79.0 %        16,046
  Lines of credit                      2,641            -       2,641      100.0 %         2,593
  Accounts payable                    17,995       21,247      (3,252)     (15.3)%        23,585
  Accrued expenses                     8,484        9,130        (646)      (7.1)%         8,670
  Accrued restructuring                3,047        3,745        (698)     (18.6)%         3,282
  Income taxes payable - current         856        3,561      (2,705)     (76.0)%         4,579
                                  -----------  -----------   ---------   ----------  ------------
        Total current liabilities     46,872       45,422       1,450        3.2 %        58,755

Income taxes payable - long-term       3,765            -       3,765      100.0 %             -
Long-term debt, less current
 maturities                           22,094       39,601     (17,507)     (44.2)%        22,114
                                  -----------  -----------   ---------   ----------  ------------

        Total liabilities             72,731       85,023     (12,292)     (14.5)%        80,869

Shareholders' equity                  81,345       74,907       6,438        8.6 %        79,077
                                  -----------  -----------   ---------   ----------  ------------

        Total liabilities and
         shareholders' equity     $  154,076      159,930      (5,854)      (3.7)%       159,946
                                  ===========  ===========   =========   ==========  ============

Shares outstanding                    12,635       11,685         950        8.1 %        12,569
                                  ===========  ===========   =========   ==========  ============


* Derived from audited financial statements.

                                                                     Page 3 of 5

                          CULP, INC. FINANCIAL INFORMATION RELEASE
                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE THREE MONTHS ENDED JULY 29, 2007 AND JULY 30, 2006
                                           Unaudited
                                     Amounts in Thousands)

                                                                          THREE MONTHS ENDED
                                                                       ------------------------

                                                                               Amounts
                                                                       ------------------------
                                                                        July 29,     July 30,
                                                                          2007       2006 (1)
                                                                       -----------  -----------

Cash flows from operating activities:
   Net income                                                         $       851          132
   Adjustments to reconcile net income to net cash provided by
    (used in) operating activities:
       Depreciation                                                         1,447        1,702
       Amortization of other assets                                            90           23
       Stock-based compensation                                               140          132
       Excess tax benefit related to stock options exercised                  (21)           -
       Deferred income taxes                                                 (518)      (1,337)
       Restructuring expenses, net of gain on sale of related assets          160         (237)
       Changes in assets and liabilities:
          Accounts receivable                                               5,387        3,005
          Inventories                                                      (1,529)      (6,362)
          Other current assets                                                175       (1,502)
          Other assets                                                       (327)          (6)
          Accounts payable                                                 (5,251)         796
          Accrued expenses                                                   (186)       1,285
          Accrued restructuring                                              (235)        (309)
          Income taxes payable                                                889        1,073
                                                                       -----------  -----------
            Net cash provided by (used in) operating activities             1,072       (1,605)
                                                                       -----------  -----------

Cash flows from investing activities:
   Capital expenditures                                                    (1,113)        (637)
   Proceeds from the sale of buildings and equipment                          702        1,600
                                                                       -----------  -----------
            Net cash (used in) provided by investing activities              (411)         963
                                                                       -----------  -----------

Cash flows from financing activities:
   Payments on vendor-financed capital expenditures                           (70)        (428)
   Payments on long-term debt                                              (2,169)        (382)
   Proceeds from common stock issued                                          405          125
   Excess tax benefit related to stock options exercised                       21            -
                                                                       -----------  -----------
            Net cash used in financing activities                          (1,813)        (685)
                                                                       -----------  -----------

Decrease in cash and cash equivalents                                      (1,152)      (1,327)

Cash and cash equivalents at beginning of period                           10,169        9,714
                                                                       -----------  -----------

Cash and cash equivalents at end of period                            $     9,017        8,387
                                                                       ===========  ===========

Free Cash Flow (1)                                                    $       591       (1,070)
                                                                       ===========  ===========


-----------------------------------------------------------------------------------------------

(1) Free Cash Flow reconciliation is as follows:
                                                                         FY 2008      FY 2007
                                                                       -----------  -----------
A) Net cash provided by (used in) operating activities                $     1,072       (1,605)
B) Minus: Capital Expenditures                                             (1,113)        (637)
C) Add: Proceeds from the sale of buildings and equipment                     702        1,600
C) Minus: Payments on vendor-financed capital expenditures                    (70)        (428)
                                                                       -----------  -----------
                                                                      $       591       (1,070)
                                                                       ===========  ===========
-----------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been corrected to conform to current year presentation. A gain of $307,000 regarding sales proceeds received on equipment with no carrying value was reclassified from gain on sale of equipment to restructuring expenses, net of gain on sale of related assets within net cash provided by (used in) operating activities.

                                                                     Page 4 of 5

                       CULP, INC. FINANCIAL INFORMATION RELEASE
                SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
                FOR THE THREE MONTHS ENDED JULY 29, 2007 AND JULY 30, 2006

                                  (Amounts in thousands)

                                                THREE MONTHS ENDED (UNAUDITED)
                                    ----------------------------------------------------------
                                          Amounts                           Percent of Sales
                                    -------------------                    -------------------
                                    July 29,   July 30,     % Over         July 29,   July 30,
Net Sales by Segment                  2007       2006       (Under)          2007       2006
----------------------------------  --------   --------     -------        --------   --------

Mattress Fabrics                   $  36,536     21,845       67.3%         56.0%      34.9%
Upholstery Fabrics                    28,694     40,740      (29.6)%        44.0%      65.1%
                                    --------   --------     --------       --------   --------

     Net Sales                     $  65,230     62,585        4.2%        100.0%     100.0%
                                    ========   ========     ========       ========   ========

Gross Profit by Segment                                                   Gross Profit Margin
----------------------------------                                        --------------------

Mattress Fabrics                   $   5,805      3,521       64.9%         15.9%      16.1%
Upholstery Fabrics                     3,768      5,285      (28.7)%        13.1%      13.0%
                                    --------   --------     --------       --------   --------
      Subtotal                         9,573      8,806        8.7%         14.7%      14.1%

Restructuring related charges          (517)(1)   (746)(4)   -30.7%         (0.8)%     (1.2)%
                                    --------   --------     --------       --------   --------

     Gross Profit                  $   9,056      8,060       12.4%         13.9%      12.9%
                                    ========   ========     ========       ========   ========

Sales, General and Administrative expenses by Segment                       Percent of Sales
-------------------------------------------------------                    -------------------

Mattress Fabrics                   $   2,042      1,663       22.8%          5.6%       7.6%
Upholstery Fabrics                     3,318      3,710      (10.6)%        11.6%       9.1%
Unallocated Corporate expenses           935      1,202      (22.2)%         1.4%       1.9%
                                    --------   --------     --------       --------   --------
        Subtotal                       6,295      6,575       (4.3)%         9.7%      10.5%

Restructuring related charges             26(2)       -        0.0%          0.0%       0.0%
                                    --------   --------     --------       --------   --------

    Selling, General and
     Administrative expenses       $   6,321      6,575       (3.9)%         9.7%      10.5%
                                    ========   ========     ========       ========   ========

                                                                            Operating Income
Operating income (loss) by Segment                                            (Loss) Margin
----------------------------------                                         ------------------

Mattress Fabrics                   $   3,763      1,858      102.5%         10.3%       8.5%
Upholstery Fabrics                       450      1,575      (71.4)%         1.6%       3.9%
Unallocated corporate expenses         (935)    (1,202)       22.2%         (1.4)%     (1.9)%
                                    --------   --------     --------       --------   --------
      Subtotal                         3,278      2,231       46.9%          5.0%       3.6%

Restructuring expense and
 restructuring related charges         (975)(3) (1,169)(5)   (16.6)%        (1.5)%     (1.9)%
                                    --------   --------     --------       --------   --------

     Operating income              $   2,303      1,062      116.9%          3.5%       1.7%
                                    ========   ========     ========       ========   ========

Depreciation by Segment
----------------------------------

Mattress Fabrics                   $     897        942       (4.8)%
Upholstery Fabrics                       550        760      (27.6)%
                                    --------   --------     --------
      Total Depreciation               1,447      1,702      (15.0)%
                                    ========   ========     ========


(1)  The $517,000 represents restructuring related charges of $460,000 for other operating  costs  associated  with closed plant  facilities and $57,000 for inventory markdowns.
(2)  The $26,000 represents other operating costs associated with a closed plant facility.
(3)  The $975,000  represents $486,000 for other operating costs associated with closed plant facilities, $367,000 for lease termination costs, $362,000 for write-downs of a building and equipment,  $57,000 for inventory  markdowns,
     $54,000  for asset  movement  costs,  a credit  of  $149,000  for  employee termination benefits,  and a credit of $202,000 for sales proceeds received on  equipment  with no  carrying  value.  Of this total  charge,  $517,000,
     $26,000, and $432,000 are included in cost of sales, selling,  general, and administrative expense, and restructuring expense, respectively.
(4)  The $746,000 represents restructuring related charges of $507,000 for other operating costs  associated  with closed plant  facilities and $239,000 for inventory markdowns.
(5)  The $1.2 million  represents  $507,000 for other operating costs associated with closed plant facilities,  $385,000 for asset movement costs,  $239,000 for  inventory  markdowns,  $235,000  for  employee  termination  benefits,
     $116,000  for  write-downs  of  equipment,  a credit  of  $6,000  for lease termination  costs,  and a credit of  $307,000  for  proceeds  received  on equipment  with no carrying  value.  Certain  prior year  amounts have been corrected  to conform to current  year  presentation.  A credit of $307,000 regarding  sales proceeds  received on equipment with no carrying value was reclassified  from  other  expense to  restructuring  expense to conform to current year presentation.  Of this total charge, $746,000 and $423,000 are included in cost of sales and restructuring expense, respectively.

                                                                     Page 5 of 5

                                       CULP, INC.
                     PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME
               FOR THE THREE MONTHS ENDED JULY 29, 2007 AND JULY 30, 2006
                    (Amounts in Thousands, Except for Per Share Data)


                                                               THREE MONTHS ENDED (UNAUDITED)
                                          -----------------------------------------------------------------

                                         As Reported                                 July 29, 2007
                                           July 29,   % of                % of        Proforma Net   % of
                                             2007     Sales  Adjustments  Sales      of Adjustments  Sales
                                          ------------------ -------------------     --------------  ------

Net sales                                $   65,230   100.0%          -     0.0%            65,230   100.0%
Cost of sales                                56,174    86.1%       (517)   -0.8% (1)        55,657    85.3%
                                          ------------------ -------------------     --------------  ------
      Gross profit                            9,056    13.9%       (517)   -0.8%             9,573    14.7%

Selling, general and administrative
 expenses                                     6,321     9.7%        (26)    0.0% (2)         6,295     9.7%
Restructuring expense                           432     0.7%       (432)   -0.7% (3)             -     0.0%
                                          ------------------ -------------------     --------------  ------
      Income from operations                  2,303     3.5%       (975)   -1.5%             3,278     5.0%

Interest expense                                818     1.3%          -     0.0%               818     1.3%
Interest income                                 (58)   -0.1%          -     0.0%               (58)   -0.1%
Other expense                                   232     0.4%          -     0.0%               232     0.4%
                                          ------------------ -------------------     --------------  ------
      Income before income taxes              1,311     2.0%       (975)   -1.5% (7)         2,286     3.5%

Income taxes (6)                                460    35.1%       (351)   36.0%               811    35.5%
                                          ------------------ -------------------     --------------  ------
Net income                               $      851     1.3%       (624)   -1.0%             1,475     2.3%
                                          ================== ===================     ==============  ======

Net income per share-basic               $     0.07              ($0.05)              $      0.12
Net income per share-diluted             $     0.07              ($0.05)              $      0.12
Average shares outstanding-basic             12,583              12,583                    12,583
Average shares outstanding-diluted           12,728              12,583                    12,728

                                         As Reported                                 July 30, 2006          Proforma
                                           July 30,   % of                % of        Proforma Net   % of    % Over
                                             2006     Sales  Adjustments  Sales      of Adjustments  Sales   (Under)
                                          ------------------ -------------------     --------------  ------ --------

Net sales                                    62,585   100.0%          -     0.0%            62,585   100.0%     4.2%
Cost of sales                                54,525    87.1%       (746)   -1.2% (4)        53,779    85.9%     3.5%
                                          ------------------ -------------------     --------------  ------ --------
      Gross profit                            8,060    12.9%       (746)   -1.2%             8,806    14.1%     8.7%

Selling, general and administrative
 expenses                                     6,575    10.5%          -     0.0%             6,575    10.5%    -4.3%
Restructuring expense                           423     0.7%       (423)   -0.7% (5)             -     0.0%     0.0%
                                          ------------------ -------------------     --------------  ------ --------
      Income from operations                  1,062     1.7%     (1,169)   -1.9%             2,231     3.6%    46.9%

Interest expense                                950     1.5%          -     0.0%               950     1.5%   -13.9%
Interest income                                 (46)   -0.1%          -     0.0%               (46)   -0.1%    26.1%
Other expense                                    29     0.0%          -     0.0%                29     0.0%   700.0%
                                          ------------------ -------------------     --------------  ------ --------
      Income before income taxes                129     0.2%     (1,169)   -1.9% (8)         1,298     2.1%    76.1%

Income taxes (6)                                 (3)   -2.3%       (184)   15.7%               181    13.9%   348.1%
                                          ------------------ -------------------     --------------  ------ --------
Net income                                      132     0.2%       (985)   -1.6%             1,117     1.8%    32.1%
                                          ================== ===================     ==============  ====== ========
Net income per share-basic               $     0.01              ($0.08)              $       0.10
Net income per share-diluted             $     0.01              ($0.08)              $       0.09
Average shares outstanding-basic             11,672              11,672                     11,672
Average shares outstanding-diluted           11,770              11,672                     11,770

Notes:
(1) The $517,000 represents restructuring related charges of $460,000 for other operating costs associated with closed plant facilities and $57,000 for inventory markdowns.
(2) The $26,000 represents other operating costs associated with a closed plant facility.
(3) The $432,000 represents $367,000 for lease termination costs, $362,000 for write-downs of a building and equipment, $54,000 for asset movement costs, a credit of $149,000 for employee termination benefits, and a credit of $202,000 for sales proceeds received on equipment with no carring value.
(4) The $746,000 represents restructuring related charges of $507,000 for other operating costs and $239,000 for inventory markdowns.
(5) The $423,000 represents $385,000 for asset movement costs, $235,000 for employee termination benefits, $116,000 for write-downs of equipment, a credit of $6,000 for lease termination costs, and a credit of $307,000 for sales proceeds received on equipment with no carrying value. Certain prior year amounts have been corrected to conform to current year presentation. A credit of $307,000 regarding sales proceeds received on equipment with no carrying value was reclassified from other expense to restructuring expense to conform to current year presentation.
(6) The percent of net sales column for income taxes is calculated as a % of income before income taxes.
(7) Of this total charge, $556,000 and $419,000 represent cash and non-cash charges, respectively.
(8) Of this total charge, $815,000 and $354,000 represent cash and non-cash charges, respectively.